UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) October 23, 2007
Safeguard Scientifics, Inc.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-5620 (Commission File Number)	23-1609753 (IRS Employer Identification No.)

435 Devon Park Drive, Building 800, Wayne, PA (Address of Principal Executive Offices)	19087 (Zip Code)

Registrant’s telephone number, including area code	610-293-0600
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX.3.1 Second Amended and Restated Articles of Incorporation
EX.3.2 Amended and Restated Bylaws

ITEM 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On October 23, 2007, the Board of Directors (the “Board”) of Safeguard Scientifics, Inc. (the “Company”) approved and adopted Amended and Restated Articles of Incorporation (the “Amended Articles”). The Amended Articles now include a provision specifically authorizing the Company to issue uncertificated shares of capital stock. Such changes were adopted to comply with the rules of the New York Stock Exchange which require that the Company’s securities be eligible for participation in the Direct Registration System (“DRS”), currently operated by The Depository Trust & Clearing Corporation, by January 1, 2008. DRS allows shareholders to have shares of the Company’s securities registered in their names without the issuance of physical stock certificates and allows them to electronically transfer shares of the Company’s securities to broker-dealers in order to effect transactions without the need to transfer physical stock certificates. The Amended Articles were effective upon filing with the Commonwealth of Pennsylvania on October 25, 2007.
On October 23, 2007, the Board also approved and adopted Amended and Restated Bylaws (the “Amended Bylaws”). Apart from non-substantive language and conforming changes, and other technical and cross-reference edits, the Bylaws were amended and restated to modify the following provisions, which provisions were effective immediately upon adoption:
•	A new Article I was added to consolidate the notice provisions from throughout the Bylaws, to provide for bulk mail notices in accordance with the Pennsylvania Business Corporation Law, and to provide for the notice of, and the participation of directors and shareholders in, meetings by electronic means, including by teleconference and the Internet;

•	Article II, Section I was revised to provide for the ability of the Company to hold meetings without designating a particular geographic location;

•	Article II, Section II was revised to provide for the ability of the shareholders to cause the secretary of the Company to call an annual meeting in the event the Company has not done so within six months of the day initially designated by the Board;

•	Article II, Section 6 was revised to give the secretary of the Company the ability to call and set the day, hour and geographic location of a special meeting of the shareholders of the Company;

•	Article II, Section 8 was revised to (a) amend the time period for setting a record date for a shareholders’ meeting from more or less than fifty days to no more than 90 days, (b) provide for determinations when the record date is not fixed, and (c) provide for the ability of the Board to adopt a procedure for shareholder certification of record shares;

•	A new Article II, Section 9 was added to include new standards for the preparation and production of voting lists for any meeting of shareholders;

•	A new Article II, Section 10 was added to provide for the shareholders to act by written consent;

•	A new Article II, Section 11 was added to outline the treatment of minors who hold shares;

•	Article III, Section 1 was revised to provide for the requirement that each director be a natural person of full age and to change the number of directors serving on the Board from the designated range of five to fifteen members to such number of directors as the Board may determine by resolution from time to time;

•	Article III, Section 2 was revised to provide that the location of the annual Board meeting may be designated in the notice of meeting, as opposed to by the consent of the Board;

•	A new Article III, Section 7 was added to provide for the organization of Board meetings and the order of leadership at the meetings;

•	A new Article III, Section 8 was added to provide for the Board to act by written consent;

•	Article III, Section 9 was revised to provide more detail relating to the Board’s ability to establish various committees of the Board;

•	Article IV was substantially revised to (a) clarify and expand on the manner in which officers of the Company are elected or removed, (b) expand on the description of the roles of the officers of the Company, (c) grant the Board the express ability to fix the compensation of such officers, and (d) include a provision that makes officers subject to the same standard of care as directors of the Company;

•	Article VI was revised to (a) provide for the issuance of uncertificated shares, (b) further clarify that the form of certificates permitted to be used by the Company shall include a statement of designations, voting rights and preferences to the extent that the Board issues more than one class of shares, and (c) include a provision permitting the Company to rely on its stock record book in determining the record owner of shares;

•	Article VII, Section 3 was revised to provide that the Company may have a registered office in such locations as may be determined by the Board from time to time, not just at the location originally designated in the Articles of Incorporation;

•	A new Article VII, Section 5 was added to set forth the Board’s ability to approve the Company’s entry into contracts;

•	A new Article VII, Section 6 was added to provide a mechanism for how to treat interested director transactions;

•	A new Article VII, Section 7 was added to provide for the deposit of Company funds;

•	A new Article VII, Section 8 was added to provide for the maintenance of corporate records and to provide for shareholder and director review of such records, subject to confidentiality obligations;

•	Article IX, Sections 1, 8 and 9 were amended to clarify and update the language relating to the indemnification of directors, officers and other persons designated as indemnified representatives by the Board to conform the language to current provisions in the Pennsylvania Business Corporation Law, including the advancement of expenses, mandatory indemnification and contribution;

•	Article IX, Section 6 was amended to provide for the Company’s ability to interpose a certain prior final judgment defense in the case of arbitration relating to indemnification; and

•	A new provision Article IX, Section 14 was added to clarify that the indemnification provisions contained in the Bylaws are not exclusive and that the Company may enter into additional indemnification arrangements with its directors and officers.
The foregoing description of the changes embodied in the Amended Articles and the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the actual text of the Amended Articles and the Amended Bylaws. A copy of the Amended Articles and the Amended Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.
ITEM 9.01.     Financial Statements and Exhibits
(d)	Exhibits
3.1	Second Amended and Restated Articles of Incorporation of Safeguard Scientifics, Inc.

3.2	Amended and Restated Bylaws of Safeguard Scientifics, Inc.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.
Dated: October 25, 2007	By:	BRIAN J. SISKO
Brian J. Sisko
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

3.1	Second Amended and Restated Articles of Incorporation of Safeguard Scientifics, Inc.

3.2	Amended and Restated Bylaws of Safeguard Scientifics, Inc.